UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 15, 2018

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Amended and Restated 2009 Stock Option and Award Plan

At the Annual Meeting of the Stockholders of Community Health Systems, Inc. (the “Company”) held on May 15, 2018, the Company’s stockholders approved the Company’s 2009 Stock Option and Award Plan, as amended and restated as of March 14, 2018, subject to stockholder approval at the Annual Meeting (the “Plan”). The results of the stockholder vote on the Plan are set forth further below under Item 5.07 of this Current Report on Form 8-K.

A description of the Plan was included as part of Proposal 3 in the Company’s proxy statement filed on April 5, 2018 (the “Proxy Statement”) and is incorporated herein by reference. Such description is qualified in its entirety by reference to the text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 15, 2018. At the Annual Meeting, the stockholders voted on four proposals, each of which is described more fully in the Company’s Proxy Statement for the Annual Meeting. The fifth proposal described in the Company’s proxy statement for the Annual Meeting, a stockholder proposal entitled “Clean Energy Resolution”, was not voted upon at the Annual Meeting because neither the proponent, nor a representative of the proponent, attended the Annual Meeting to present the stockholder proposal. The following describes the matters that were submitted to the vote of the stockholders of the Company at the Annual Meeting and the result of the votes on these matters:

(1) The stockholders elected each of the following persons as directors of the Company for terms that expire at the 2019 annual meeting of stockholders of the Company and until their respective successors have been elected and have qualified:

Name	For	Against	Abstain	Broker Non-Votes
(a) John A. Clerico	77,395,143	2,148,335	56,485	22,016,277
(b) Michael Dinkins	79,203,343	334,493	62,127	22,016,277
(c) James S. Ely III	78,321,000	1,222,883	56,080	22,016,277
(d) John A. Fry	77,487,386	2,056,472	56,105	22,016,277
(e) Tim L. Hingtgen	78,371,295	1,170,007	58,661	22,016,277
(f) William Norris Jennings, M.D.	78,328,201	1,210,786	60,976	22,016,277
(g) K. Ranga Krishnan, MBBS	79,246,719	298,498	54,746	22,016,277
(h) Julia B. North	76,070,811	3,472,906	56,246	22,016,277
(i) Wayne T. Smith	76,155,788	1,967,006	1,477,169	22,016,277
(j) H. James Williams, Ph.D.	78,349,796	1,194,096	56,071	22,016,277

(2) The stockholders approved the advisory resolution regarding the Company’s executive compensation:

For	Against	Abstain	Broker Non-Votes
76,320,417	3,194,679	84,867	22,016,277

(3) The stockholders approved the amendment and restatement of the Plan, which was approved by the Company’s Board of Directors as of March 14, 2018, subject to stockholder approval at the Annual Meeting:

For	Against	Abstain	Broker Non-Votes
76,204,234	3,290,858	104,871	22,016,277

(4) The stockholders ratified the appointment of Deloitte & Touche LLP, as the Company’s independent registered public accountants for 2018:

For	Against	Abstain	Broker Non-Votes
99,170,136	2,300,070	146,034	n/a

Item 9.01.	Financial Statements & Exhibits

(d)	Exhibits

Exhibit Number	Description

10.1 †	Community Health Systems, Inc. 2009 Stock Option and Award Plan, as amended and restated as of March 14, 2018.

†	Indicates a management contract or compensatory plan or arrangement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2018	COMMUNITY HEALTH SYSTEMS, INC (Registrant)

	By:	/s/ Wayne T. Smith
Wayne T. Smith Chairman of the Board and Chief Executive Officer (principal executive officer)

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